UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 S. Eastern Ave., Ste. 240, Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 835-6300

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPPI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On December 22, 2020, Spectrum Pharmaceuticals, Inc. issued a press release announcing (i) that the U.S. Food and Drug Administration has agreed to the submission of a New Drug Application (an “NDA”) based on data from Cohort 2 of its Phase 2 clinical trial, ZENITH20, which evaluated previously treated patients with non-small cell lung cancer (NSCLC) with HER2 exon 20 insertion mutations, (ii) results of Cohort 3 of the clinical trial and (iii) preliminary data from Cohort 5 of the clinical trial.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Notice Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K and the attached press release may constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, as amended to date. These forward-looking statements relate to a variety of matters, including, without limitation, statements that relate to the company’s business and its future, including the significance of Cohort 3’s reported results; the significance of the preliminary data from Cohort 5, including, but not limited to, whether the new dosing paradigm will continue to improve tolerability, lead to patients staying on the drug longer and enhance anti-tumor effectiveness and the impact of such data on the entire poziotinib program; the timing and outcome of filing an NDA with Cohort 2 data with the FDA; the overall determination of a path forward for poziotinib; poziotinib’s potential to significantly advance the treatment of NSCLC patients with EGFR or HER2 exon 20 insertion mutations; the timing and result of future FDA approvals; the overall progression of the poziotinib development program; the company’s ability to advance development of its late-stage pipeline assets and such assets’ ability to serve areas of unmet need; the potential of the company’s existing drug pipeline to transform the company in the near future; and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations, and assumptions of the management of the company and are subject to significant risks and uncertainties that could cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. Risks that could cause actual results to differ include the possibility that the different methodologies, assumptions and applications the company utilizes to assess particular safety or efficacy parameters may yield different statistical results, and even if the company believes the data collected from the clinical trials of its product candidates, including poziotinib, are positive, these data may not be sufficient to support approval by the FDA; the possibility that success in early clinical trials, especially if based on a small patient sample, might not result in success in later clinical trials, and other unforeseen events during clinical trials which could cause delays or other adverse consequences; the company’s existing and new drug candidates, including poziotinib, may not prove safe or effective; the possibility that the company’s existing and new applications to the FDA and other regulatory agencies, including the NDA with Cohort 2 data it plans to submit in 2021, may not receive approval in a timely manner or at all; the possibility that the company’s existing and new drug candidates, including poziotinib, if approved, may not be more effective, safer or more cost efficient than competing drugs; the possibility that the company’s efforts to acquire or in-license and develop additional drug candidates may fail; the company’s dependence on third parties for clinical trials, manufacturing, distribution and quality control and other risks that are described in further detail in the company’s reports filed with the Securities and Exchange Commission (SEC). The company does not plan to update any such forward-looking statements and expressly disclaims any duty to update the information contained in this press release except as required by law. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the company in general, see the risk disclosures in the company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by the company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated December 22, 2020.

104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date: December 22, 2020	/s/ Kurt A. Gustafson
Kurt A. Gustafson Executive Vice President and Chief Financial Officer